DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2025
Deposits Prepayments And Other Receivables Net
SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES

Deposits, prepayments and other receivables, net consist of the following:

	As of December 31,
	2025	2024
Consideration receivable	$—	$1,625,779
Deposits	21,932	22,484
Prepayments	122,368	2,573,047
Other receivables	40,670	125,326
	184,970	4,346,636
Less: allowance for expected credit losses	—	(1,749,619)
Total	$184,970	$2,597,017

SCHEDULE OF ALLOWANCES FOR EXPECTED CREDIT LOSS

The movement of allowances for expected credit losses is as follow:

	As of December 31,
	2025	2024
Balance at beginning, January 1	$(1,749,619)	$—
Allowance for expected credit losses	(407,081)	(1,749,619)
Written-off as uncollectible	2,156,979	—
Foreign currency translation	(279)	—
Balance at end, December 31	$—	$(1,749,619)